UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2021

STORE Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8377 East Hartford Drive, Suite 100

Scottsdale, AZ 85255

(Address of Principal Executive Offices, Including Zip Code)

(480) 256-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STOR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 17, 2021, STORE Capital Corporation (the “Company”) completed its public offering of $375.0 million aggregate principal amount of 2.700% Senior Notes due 2031 (the “Notes”). The terms of the Notes are governed by an indenture, dated as of March 15, 2018, between the Company and Wilmington Trust Company, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture No. 4, dated as of November 17, 2021, between the Company and the Trustee (the base indenture, as so supplemented, the “Indenture”).

The Notes will bear interest at the rate of 2.700% per year and will mature on December 1, 2031. Interest on the Notes will accrue from and including November 17, 2021 and will be paid semi-annually in arrears on June 1 and December 1 of each year, commencing on June 1, 2022. The Indenture also contains various restrictive covenants, including limitations on the Company’s ability to incur additional secured and unsecured indebtedness.

The Notes were issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333- 253628), which became effective upon filing with the Securities and Exchange Commission on February 26, 2021, and a prospectus supplement dated November 9, 2021, as the same may be amended or supplemented.

The summary of the Notes set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the text of the supplemental indenture, including the form of the Notes, a copy of which is being filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On November 17, 2021, the Company completed the public offering of the Notes. The Notes are senior unsecured obligations of the Company. The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

4.1	Supplemental Indenture No. 4, dated as of November 17, 2021, between STORE Capital Corporation and Wilmington Trust Company

5.1	Opinion of DLA Piper LLP (US) regarding legality of the Notes

8.1	Opinion of DLA Piper LLP (US) regarding certain tax matters

23.1	Consent of DLA Piper LLP (US) (included in Exhibits 5.1 and 8.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation
Dated: November 17, 2021

	By:	/s/ Chad A. Freed
Chad A. Freed
Executive Vice President – General Counsel